ADVANCED SERIES TRUST

AST Wellington Management Hedged Equity Portfolio

Supplement dated November 21, 2018 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Wellington Management Hedged Equity Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective December 31, 2018, Roberto J. Isch, CFA will replace Kent M. Stahl, CFA as a portfolio manager for the Portfolio. Gregg R. Thomas, CFA will continue to serve as a portfolio manager for the Portfolio.

To reflect these changes, the Prospectus and the SAI are hereby revised as follows, effective December 31, 2018:

I.	All references and information pertaining to Kent M. Stahl, CFA are hereby removed.

II.	The table in the “SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Portfolio is hereby revised by adding the following information pertaining to Roberto J. Isch, CFA:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Wellington Management Company LLP	Roberto J. Isch, CFA	Managing Director, Portfolio Manager and Research Manager	December 2018
AST Investment Services, Inc.

III.	The following hereby replaces the first sentence and the second paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Wellington Management Hedged Equity Portfolio”:

The Portfolio is managed by Gregg R. Thomas, CFA and Roberto J. Isch, CFA.

Roberto J. Isch, CFA.

Managing Director, Portfolio Manager and Research Manager, Investment Strategy

As a Research Manager in Investment Strategy, Roberto conducts original research and advises clients on a variety of investment topics including manager evaluation, portfolio construction, and risk management. He also contributes to the firm’s manager research platform analyzing key investment trends across the firm’s equity, multi-asset, and alternative strategies.  In addition, he is a portfolio manager on certain multi-manager solutions offer by the firm.

Roberto is a member of the Fundamental Factor Platform Investment Team which applies a factor-based framework to create innovative, new strategies to solve client challenges and meet customized objectives.  He is a member of Hedge Fund Review Group, Systematic Investor Review Group, and several risk advisory committees.

Prior to joining Wellington Management in 2012, Roberto spent six years at FactSet Research Systems Inc. (2006 – 2012) as a quantitative specialist (2008 – 2012) and as a consultant (2006 – 2008).

Roberto earned his BA in political science from the College of the Holy Cross (2006). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Wellington Management Hedged Equity Portfolio” is hereby revised by deleting in its entirety information regarding Kent M. Stahl, CFA and adding the following information pertaining to Roberto J. Isch, CFA:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Wellington Management Company LLP	Roberto J. Isch, CFA	N/A	N/A	3/$971,125,319	None

* Information as of October 31, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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